Exhibit 32.2

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Interstate Data USA, Inc. (the “Company”) for the three and six months ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Duane James, Vice President of Finance of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2008	/S/ DUANE JAMES
Duane James Vice President of Finance (Principal Financial Officer and Principal Accounting Officer)